Exhibit 99.2

Rodman & Renshaw Techvest Healthcare Conference October 26, 2004 Filed by Epoch Biosciences, Inc. Pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12under the Securities Exchange Act of 1934 Subject Company: Epoch Biosciences, Inc. Commission File No: 000-22170

Safe Harbor Statement During this presentation, we will be discussing future events and financial projections. These forward-looking statements are subject to risks and uncertainties that may cause our actual results to differ materially. We urge you to familiarize yourself with these risks as outlined in Epoch's Annual Report on Form 10-K for the year ended December 31, 2003 and in other filings with the Securities and Exchange Commission, including those contained in the Form S-4 Registration Statement filed by Nanogen on October 6, 2004.

Additional Information and Where to Find It In connection with the merger of Nanogen, Inc. ("Nanogen") and Epoch Biosciences ("Epoch"), Nanogen has filed with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4, which includes a prospectus of Nanogen and a joint proxy statement for each of Epoch's and Nanogen's special stockholder meetings. Investors and security holders are advised to read the registration statement, prospectus and joint proxy statement because they contain important information about the proposed merger. Investors and security holders may obtain a free copy of the registration statement, prospectus and joint proxy statement and other documents filed by Epoch and Nanogen with the SEC at the SEC's web site at http://www.sec.gov. Free copies of the joint proxy statement and other documents filed by Epoch with the SEC may also be obtained from Epoch by directing a request to Epoch, Attention: Bert Hogue, Chief Financial Officer, 425-482-5555. Free copies of the registration statement, prospectus and joint proxy statement and other documents filed by Nanogen with the SEC may also be obtained from Nanogen by directing a request to Nanogen, Attention: Larry Respess, Secretary, 858-410-4600. Epoch and Nanogen and the directors and executive officers of each may be deemed to be soliciting proxies from Epoch's and Nanogen's stockholders in favor of the proposed merger. Information regarding the identity of these persons, and their interests in the solicitation, is set forth in a Schedule 14A filed with the SEC, as well as the Form S-4, and available free of charge at the SEC website and public reference rooms, and from the corporate secretary of Epoch and Nanogen.

We Develop Technologies and Products that Improve Genetic Analysis Global research today Diagnostics and other markets tomorrow Who We Are

Company Profile Symbol EBIO Outstanding shares 28.6 million 52-week range $1.11 - $3.45 Recent price $2.04 Market cap $59 million Employees 45 Headquarters Bothell WA

Value Drivers Licensing Technology Product Sales (OEM/Distributors) Direct Sales Value Value Diagnostics Research

Key Corporate Milestones 1999 Licensed technology to Applied Biosystems, Inc. (ABI) 2001 Introduced MGB Eclipse Probe Systems 2002 Distribution deal - QIAGEN NV 2003 Supply deal - Millennium 2003 Supply deal - NCI 2000 Licensed technology to Third Wave Technologies Steady progress up the value axes Annual revenues grew from $ 0.2 - 9 million 1999 - 2003 2004 Celera Dx license 2004 ASR launch

Pending Merger with Nanogen Announced September 7th Stock for stock transaction valued at ~ $60M Expected close in December 2004

Studying Differences In DNA Sequence Studying Differences In Gene Expression Identifying Infectious Organisms Hereditary Disease Cancer Diagnosis Drug Development Disease Predisposition Forensics & Paternity Agriculture & Crops Animal Breeding Veterinary Medicine Cell Function Developmental Biology Cancer Biology Drug Metabolism Infectious Diseases Food Purity Bio-warfare Genetic Analysis - The Opportunity

Studying Differences In DNA Sequence Studying Differences In Gene Expression Identifying Infectious Organisms Researchers Academic Biotech Pharmaceutical Plant/Agriculture Clinical Laboratories Researchers Academic Biotech Pharmaceutical Plant/Agriculture Clinical Laboratories Food Industry Governments Military Genetic Analysis - The Customers

How Large Are The Markets? Research Market $120-150 million 20% AGR Biowarfare & Industrial Market Real-time PCR Probes and Primers Diagnostic Market $250 - $350 million 25-35% AGR

Technology and Products

Probes bind specifically Gene's base content doesn't matter SNPs are simple to detect Probes can be designed in seconds What We Do A C G T A G T G C A T G A Our technology overcomes barriers to rapid, accurate genetic analysis

Technology Overview Chemistry Process Facilitated Signal Generation Quencher Signal Generation Novel Dyes Probe Binding Super Bases Probe Binding Minor Groove Binder

MGB Eclipse Probe hv MGB Probe denatured (fluorescence quenched) Probe annealed (fluorescence emitted) Super bases

MGB Eclipse Probe Systems Launched in late 2001 Incorporates all of Epoch's technologies in a cost-effective system Useful for all types of genetic analysis Gene expression SNP and mutation detection Identification of infectious organisms MGB Eclipse Design Software for fast assay design

MGB Eclipse Design Software for Designing Probes Online

MGB Eclipse Probe System Addresses Multiple Markets Research Distributed by QIAGEN as catalogue products and custom products designed by customer Distributed by Epoch as "MGB Eclipse by Design" product designed and validated by Epoch for customer Diagnostics Over 30 ASR products to be introduced 2004 Environmental License / OEM agreements with BioControl (food testing) and Cambrex (industrial QC)

MGB Eclipse By Design Premium Product Product: MGB Eclipse assays that are designed, manufactured and validated by Epoch for customers Value: Saves the customer time, labor Pricing: Premium Potential: Single large account can generate over $1 million in annual revenue Customers: Pharmaceutical and biotechnology central labs

Business Strategy

Product Sales Product Sales MGB Eclipse Probe Systems MGB Eclipse By Design Distribution Partners License Fees Royalties End Users Technology Partners Multiple Revenue Streams Distribution Partners License Fees Royalties Customers Epoch Chemical Intermediates Technology Partners Partners' Products MGB Eclipse Detection Reagents

Technology Partnerships Applied Biosystems Third Wave Technologies Celera Diagnostics OEM/Distribution Partnerships QIAGEN BioControl Cambrex Key Customers National Cancer Institute Millennium Pharmaceuticals Revenue Drivers

Applied Biosystems Technology Licensee Licensed MGB and Eclipse Quencher for incorporation in all TaqMan probes, kits Epoch supplies chemical intermediate for TaqMan MGB probe synthesis Revenues from chemical intermediate sales and royalties, including quarterly minimum royalties Current inventory: 40,000 human genes and 160,000 SNPs

QIAGEN N.V. MGB Eclipse Distributor Worldwide distribution of gene expression products for research Non-exclusive license to MGB Eclipse for QuantiTect catalogue products, with up-front license fees and downstream royalties Web ordering of custom probes using MGB Eclipse Design Software Minimum sales levels to maintain co- exclusivity Epoch manufactures MGB Eclipse probes

National Cancer Institute MGB Eclipse by Design Customer One of three suppliers of validated assays for the NCI SNP500 Cancer Anatomy Genome Project "MGB Eclipse Probe assays have proven to be an extremely accurate high-throughput genotyping platform, and have been able to provide validated assays for nearly all SNPs, when many other platforms have not." Validated MGB Eclipse Assays are on the NCI SNP500 Cancer website and can be ordered directly from Epoch. Over 500 assays delivered Over 500 assays delivered Over 500 assays delivered Over 500 assays delivered Over 500 assays delivered Over 500 assays delivered Over 500 assays delivered Over 500 assays delivered Over 500 assays delivered Over 500 assays delivered Over 500 assays delivered Over 500 assays delivered Over 500 assays delivered Over 500 assays delivered Over 500 assays delivered Over 500 assays delivered Over 500 assays delivered 20

Millennium Pharmaceuticals MGB Eclipse by Design Customer Leading biopharmaceutical drug discovery and development company Large, centralized research effort to discover and validate targets for drug development Millennium has adopted MGB Eclipse Probe System Epoch is supplying MGB Eclipse by Design assays in multiplex format to genes specified by Millennium Supply agreement with minimum monthly orders Over 800 assays delivered 21

Diagnostics

Diagnostic Strategy Apply MGB Eclipse probe technology to diagnostics Rapidly develop an extensive menu of Analyte Specific Reagents (ASRs) for inherited and infectious diseases Compatible with major real-time instruments installed in labs (ABI 7000 series and Roche LightCycler) Share common protocols Collaborate with leading labs to prioritize and validate ASRs Direct sales to clinical lab marketplace

Diagnostic Initiative - Progress In compliance with FDA's cGMP standards National Sales Manager and Product Manager hired Collaboration agreement with ARUP finalized Collaboration discussion with other labs in process License agreement with Celera Diagnostics for selected infectious disease targets 25 ASRs - branded as "MGB Eclipse Detection Reagents" - commercially available for sale

MGB Eclipse Detection Reagents ASRs

	Infectious Disease	Inherited Disease	Cancer
Commercially Available Assays	➢ Herpes simplex virus Types 1&2 (HSV 1&2) ➢ Human Herpes Virus 6 ➢ Cytomegalovirus (CMV) ➢ Enterovirus ➢ Epstein-Barr Virus (EBV) ➢ SARS ➢ BK Virus ➢ Group B Streptococcus ➢ Bordetella pertussis ➢ Legionella pneumophila ➢ Legionella micdadei ➢ Chlamydia pneumoniae ➢ Mycoplasma pneumoniae ➢ West Nile Virus ➢ Varicella Zoster Virus	➢ Angiotensin II ➢ Cytochrome p450 Debrisoquine Hydroxylase (CYP2D6*4) ➢ Factor II Prothrombin ➢ Factor V Leiden ➢ Methylene tetrahydrofolate (MTHFR I & II)	➢ IL-8 ➢ MMP-3 ➢ TNF-alpha ➢ BCR-ABL p190 ➢ BCR-ABL p210
Assays Planned	➢ HSV-1,2 Genotyper ➢ Influenza A/B ➢ Metapneumovirus ➢ Resp. Syncytial Virus (RSV) ➢ B. pertussis/parapertussis ➢ Adenovirus ➢ Parvovirus B19		➢ Manganese superox. dismutase (MnSOD)

EPOCH BIOSCIENCES

Nanogen-Epoch Merger Summary Strong operating synergies Similar products, technologies, and markets Leverages Nanogen's sales and marketing group Achievable cost savings in G&A, sales and marketing Combination builds critical mass Diagnostic product line addresses clinical lab needs from simple to complex molecular assays Adds products and customers in research market Nanogen capital base and cash position accelerates commercialization of products and technologies Merger benefits can be achieved immediately Accelerates diagnostics strategy and adoption of ASRs Greater liquidity for Epoch shareholders

Value Drivers Millennium NCI QIAGEN Cambrex ABI TWT ASRs Licensing Technology Product Sales (OEM/Distributors) Direct Sales Value Value Diagnostics Research Celera Dx

2004 Milestones Research Initiate marketing programs Expand sales force New major MGB Eclipse By Design accounts Diagnostics Expand technology licensing Collaborate with clinical labs Introduce ASR products Clinical lab adoption of our ASR products

Let the Real Work Begin